UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

SOLBRIGHT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Gateway Center, 26th Floor

Newark, NJ 07102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 339-3855

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter). Emerging growth company [   ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry Into a Material Definitive Agreement.

On May 1, 2017, Solbright Group, Inc. (the “Company”), AIP Asset Management Inc., AIP Private Capital Inc., AIP Canadian Enhanced Income, AIP Global Macro Fund, LP and AIP Global Macro Class (collectively, “AIP”) entered into a financing transaction pursuant to which the Company raised capital by issuing (i) secured convertible promissory notes in the aggregate principal amount of $2,500,000 (the “Notes”) and (ii) warrants to purchase shares of Company common stock. In connection with entering into the financing transaction with AIP, the Company also entered into a registration rights agreement of the same date (the “Registration Rights Agreement”) with AIP with respect to the registration of the shares of Company common stock issuable upon conversion of the Notes and exercise of the warrants (the “Warrant Shares” and together with the Conversion Shares, the “Registrable Securities”), and pursuant to the terms of the Registration Rights Agreement agreed to file a registration statement on Form S-1 by July 15, 2017 with the Securities and Exchange Commission to register the Registrable Securities for resale to the public.

On April 30, 2018, the Company entered into a Waiver and Extension Agreement with AIP whereby AIP agreed to extend the due date of the Notes to July 1, 2018 and to waive certain events of default associated with the financing transaction and the Registration Rights Agreement. As consideration for AIP entering into the Waiver and Extension Agreement, the Company agreed to issue to AIP 3,000,000 shares of the Company’s common stock.

The foregoing description of the Waiver and Extension Agreement is qualified in its entirety by reference to such document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Waiver and Extension Agreement dated April 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2018

SOLBRIGHT GROUP, INC.

By:	/s/ Terrence DeFranco
Name: Terrence DeFranco
Title: Chief Executive Officer

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